                                                                    Exhibit 10.4


                            SECURED PROMISSORY NOTE
                            -----------------------
$700,000                                                 Los Angeles, California
                                                               November 12, 1999

     FOR VALUE RECEIVED, the undersigned, MEDIACHASE LTD., a Delaware corporation ("Borrower") promises to pay to the order of INTERNETSTUDIOS.COM, INC., a Nevada corporation ("Lender"), at 1351 Fourth Street, Suite 227, Santa Monica, California 90401, or at such other place as Lender may from time to time designate, the principal sum of Seven Hundred Thousand Dollars ($700,000), or so much thereof as shall have been advanced against this Note and shall be outstanding, and to pay interest on the unpaid principal balance from time to time outstanding at the rate of ten percent (10%) per annum until paid, commencing on the date hereof. Principal and interest under this Note shall be due and payable in full on the earlier of (i) January 31, 2000, and (ii) the Transaction Closing Date (as hereinafter defined). As used herein, the term "Transaction Closing Date" shall mean the date on which the transactions contemplated by that certain Deal Memo, dated September 9, 1999, between Borrower and Online Films, LLC, a Delaware limited liability company and an entity in which Lender holds a 91.847% membership interest, are consummated.

     Lender is hereby authorized (but not obligated, and no failure by Lender to do so shall relieve Borrower of its obligation hereunder to repay all amounts advanced hereagainst and interest thereon), at its option, to endorse the date and amount of each advance made against this Note and each payment of principal and interest thereon made with respect to this Note on Schedule "A" attached hereto and by this reference incorporated herein. Borrower acknowledges that Five Hundred Sixty Thousand Dollars ($560,000) has been loaned to Borrower under that certain Loan Agreement, dated October 28, 1999 and that certain Promissory Note, dated October 28, 1999, each between Borrower and Lender, which Loan Agreement and Promissory Note (as well as predecessor loan agreements and notes executed by Borrower or ReporterTV.com in favor of Lender) shall, upon the execution of this Note, be replaced and superceded by this Note and be of no further force or effect.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance, or otherwise, shall the amount paid or agreed to be paid to Lender for the use or forbearance of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. If, from any circumstances whatsoever, the performance of any provision of this Note would cause such limit to be exceeded, then, ipso
                                                                        ----
facto, the obligation to be fulfilled shall be reduced to such limit, and if
-----
from any circumstances whatsoever Lender ever receives as interest an amount which would exceed the highest lawful rate, the amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

     At the option of Lender exercised by written notice to Borrower, this Note shall become immediately due and payable upon failure to pay when due any payment of principal, interest or expenses due hereunder, which non-payment continues for a period of 30 days thereafter; provided that in the event at the conclusion of such 30 day period, Borrower has delivered to Lender a copy of a bona fide commitment letter from a third party to provide financing in an amount at least equal to all amounts due and payable hereon, such 30 day grace period shall be extended for another 30 days, at the conclusion of which this Note shall become due and payable in full. This Note shall automatically become due and payable, without notice or demand and without the need for any action or election by Lender, upon the occurrence at any time of any of the following events of default: (i) the commencement of proceedings in bankruptcy or for the reorganization of Borrower, or the readjustment of any of the debts of Borrower, under the Federal Bankruptcy Code, as amended, or any party thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, by Borrower, or against Borrower, which shall not be discharged within thirty (30) days of their commencement;
(ii) the appointment of a receiver, trustee or custodian for Borrower or for any substantial part of the assets of Borrower, or the institution of proceedings for the dissolution or the full or partial liquidation of Borrower, and such receiver or trustee shall not be discharged within thirty (30) days of his or its appointment, or such proceedings shall not be discharged within thirty (30) days of their commencement, or the discontinuance of the business or the material change in the nature of the business of Borrower; or (iii) the liquidation or dissolution of Borrower.

     As security for the full and timely payment of the amounts payable by Borrower to Lender pursuant to this Note, Borrower hereby grants to Lender a continuing first priority security interest in and lien upon and pledges and assigns to Lender for security purposes, all of its right, title and interest throughout the universe in and to the Collateral (as defined below), whether now or hereafter acquired and wherever located. In the event that Borrower defaults in its obligation to pay any amounts due hereunder (which default is not cured within the grace period set forth above), Lender shall have, in addition to all of its rights and remedies under this Note, all of the rights and remedies of a secured party under applicable law and in equity (including, without limitation, all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of California). The term "Collateral" shall mean all right, title and interest in any personal property assets of Borrower used solely in connection with the operation of the business of ReporterTV.com or StudioBuzz.com, whether now owned or hereafter acquired and wherever located, including, without limitation, any accounts, accounts receivable, contract rights, general intangibles, inventory, equipment, goods, documents, instruments, chattel paper, cash, deposit accounts, policies of insurance, work-in-progress (including all work with respect to the website for onlinefilmsales.com) and all products, replacements or substitutions for, and proceeds of, and accessions and additions to any and all of the foregoing property and interests in property, and all payments under any indemnity, warranty or guarantee payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and all books and records relating solely to any of the foregoing Collateral. At Borrower's sole cost and expense, Borrower will duly execute and deliver to Lender such further agreements, documents and instruments (including, without limit, Uniform Commercial Code financing statements naming Borrower as a debtor and Lender as secured party, and describing the Collateral) and do or cause to be done such further acts as may be necessary or proper to evidence and/or perfect the security interests of Lender in the Collateral or to otherwise carry out more effectively the provisions and purposes of this Note, in each case as Lender may from time to time request. Without limiting the generality of the foregoing, Borrower agrees to promptly negotiate in good faith with Lender upon request to the end of completing a security agreement confirming the grant of the security interest granted herein, containing such terms and conditions as are customary in transactions of this nature.

     Until such time as all amounts payable by Borrower to Lender pursuant to this Note are paid in full, Borrower agrees that it shall not directly or indirectly, whether voluntarily, involuntarily, by operation of law or otherwise sell, assign, transfer, exchange, lease, lend, grant any option with respect to or dispose of any of the Collateral other than pursuant to arms-length transactions done in the ordinary course of the business of either ReporterTV.com or StudioBuzz.com and other than Permitted Encumbrances (as hereafter defined) (each, a "Transfer"). As used herein, the term "Permitted Encumbrances" shall mean (i) mechanic's, materialmen's and similar liens, (ii) liens for taxes not yet due and payable or for taxes being contested in good faith through appropriate proceedings, (iii) purchase money liens and liens securing rental payments under capital lease arrangements arising pursuant to arms-length transactions, (iv) liens and security interests granted in the ordinary course of business in favor of any laboratory, guild, union or similar entity securing obligations of Borrower or Lender in connection with the business of ReporterTV.com or StudioBuzz.com, and (v) liens, security interests and other encumbrances contemplated by a business plan for ReporterTV.com or StudioBuzz.com approved in writing by Lender or any other liens, security interests or encumbrances otherwise approved in writing by Lender.

     Notwithstanding anything to the contrary set forth herein, Borrower agrees that to the extent any of the Collateral is encumbered by any other lien or security interest, other than a Permitted Encumbrance, of any party other than Lender, Borrower shall promptly obtain from such other party either (i) a release of such other party's lien or security interest in such Collateral (a "Release"), or (ii) an agreement to subordinate such other party's lien or security interest in such Collateral to that of the Lender (a "Subordination").

     In the event Borrower is unable to obtain a Release or Subordination, or Borrower breaches its agreement above with respect to Transfers of Collateral (each, an "Indemnification Event"), the Borrower shall indemnify and hold Lender harmless from and against all direct, out of pocket losses, liabilities, claims, damages, costs and expenses incurred by Lender and arising out of or resulting from the occurrence of such Indemnification Event; provided, however, that in no
                                                   --------  -------
event shall Borrower be responsible for any lost profits or any other consequential, exemplary, special or incidental damages, directly or indirectly relating thereto. Notwithstanding anything to the contrary set forth in this Note, Lender shall have direct recourse against Borrower and its assets to the extent necessary for the enforcement of Borrower's indemnification obligations set forth in this paragraph.

     Subject to Borrower's indemnification obligations above, Lender acknowledges and agrees that, in the event that there is a default by Borrower hereunder, Lender's sole recourse for repayment of any amounts due under this Note shall be by proceeding against the Collateral and that Lender shall not have recourse against Borrower or any assets of Borrower other than the Collateral.

     In the event that on or after the Maturity Date, Borrower pays in full all principal, interest and any other amounts due under this Note, all of the obligations of the parties under the Deal Memo referenced above (or otherwise in connection with the transactions contemplated therein) shall be deemed terminated and of no further force and effect. At such time, any interest that Lender may have in any assets of Borrower (or in any assets used in connection with the operation of ReporterTV.com or StudioBuzz.com) shall be deemed irrevocably and automatically assigned to Borrower and Lender shall have no further right, title or interest therein. In such case, Lender agrees to execute and deliver to Borrower such further agreements, documents, instruments and information and to do or cause to be done such further acts as may be necessary or proper to evidence and/or perfect such assignment or to otherwise carry out more effectively the provisions and purposes of this paragraph.

     If this Note is not paid when due (after notice and opportunity to cure as provided above), whether at maturity or by acceleration, Borrower promises to pay all costs of collection, including without limitation, reasonable attorneys' fees, and all expenses in connection with the protection or realization of the Collateral securing this Note, whether or not suit is filed hereon or thereon.

     The principal of this Note may not be prepaid in whole or in part at any time.

     No single or partial exercise of any power hereunder or under any security agreement or other agreement securing this Note shall preclude other or further exercise thereof or the exercise of any other power. Lender shall at all times (after a default which is not timely cured) have the right to proceed against any portion of the security held herefor in any such order and in any such manner as Lender may deem fit, without waiving any rights with respect to any other security. No delay or omission on the part of Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. The acceptance of any amount due and payable hereunder shall not operate as a waiver with respect to any other amount then owing and unpaid.

     Presentment, demand, protest, notices of protest, dishonor and nonpayment of this Note and all notices of every kind are hereby waived by Borrower, except as otherwise provided herein. To the extent permitted by applicable law, the defense of the statute of limitations is hereby waived by Borrower.

     Principal and interest evidenced hereby are payable only in lawful money of the United States. The receipt of a check shall not, in itself, constitute payment hereunder unless and until paid in good funds.

     Whenever any payment on this Note shall be stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of the payment of interest of this Note.

     This Note is to be governed by and construed in accordance with the laws of the State of California except to the extent United States federal law permits Lender to contract for, charge or receive a greater amount of interest. In any action brought under or arising out of this Note, Borrower hereby consents to the in personam jurisdiction of any state or federal court sitting in Los Angeles, California waives any claim or defense that such forum is not convenient or proper, and consents to service of process by any means authorized by California law.



                                        MEDIACHASE LTD.

                                        By:__________________________
                                           Name:
                                           Title:

Acknowledged and Agreed to:

INTERNETSTUDIOS.COM, INC.

By:__________________________
   Name:
   Title:

ONLINE FILMS, LLC

By:__________________________
   Name:
   Title:

By:__________________________
   Name:
   Title:

                                 Schedule "A"

                      ADVANCES AND PAYMENTS OF PRINCIPAL

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   Date         Amount of Advance       Amount of Principal     Unpaid Principal       Notation
                                          Paid or Prepaid           Balance             Made By
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
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

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

                                    ALLONGE
                                      TO
                            SECURED PROMISSORY NOTE

          Reference is hereby made to that certain Secured Promissory Note, dated November 12, 1999, in the original principal amount of Seven Hundred Thousand Dollars ($700,000), made by the undersigned to the order of InternetStudios.com, Inc., a Nevada corporation (the "Note"), to which this Allonge is attached. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Note.

          The Note is hereby amended by changing the original principal amount thereof from Seven Hundred Thousand Dollars ($700,000) to One Million Forty Thousand Dollars ($1,040,000), and accordingly all references therein to "Seven Hundred Dollars ($700,000)" are hereby deleted, and "One Million Forty Thousand Dollars ($1,040,000)" shall be inserted in lieu thereof.

          The undersigned acknowledges that all amounts payable by the undersigned to Lender under the Note, as increased by this Allonge, are secured by a first priority security interest of Lender in the Collateral.

          IN WITNESS WHEREOF, the undersigned has executed this Allonge, effective as of November ___, 1999.



                              MEDIACHASE LTD., a Delaware corporation

                              By: _____________________________________
                                  Name:
                                  Title:



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